                                                                    Exhibit 10.5

                          SEVENTH AMENDMENT TO LOAN AND
                               SECURITY AGREEMENTS


           THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENTS is made and entered into as of the 30th day of January, 1998, by and between FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association ("Bank"), LANDAIR SERVICES, INC., a Tennessee corporation ("Borrower"), LANDAIR TRANSPORT, INC., a Tennessee corporation which is a wholly owned subsidiary of Borrower ("LTI"), LANDAIR INTERNATIONAL AIRLINES, INC., a Tennessee corporation which is a wholly owned subsidiary of Borrower ("LIA"), TRANSPORTATION PROPERTIES, INC., a Tennessee corporation which is a wholly owned subsidiary of Borrower ("TPI"), and FORWARD AIR, INC., a Tennessee corporation which is a wholly owned subsidiary of Borrower ("FAI").

                                    RECITALS

           A. Bank, Borrower, LTI and LIA have entered into that certain Loan Agreement dated as of October 17, 1994, providing for a loan in the amount of Eleven Million One Hundred Fifty-Two Thousand Dollars ($11,152,000.00) (the "Loan"), to finance the acquisition of equipment for use in the Borrower's operations and in the operations of LTI and LIA (the "Loan Agreement").

           B. Bank has made the Loan to Borrower pursuant to various loan documents, among them a promissory note dated as of October 17, 1994, in the original principal amount of Eleven Million One Hundred Fifty-Two Thousand Dollars ($11,152,000.00) (the "Master Draw Note"), a security agreement securing the obligations of Borrower, LTI and LIA with respect to the Loan dated as of October 17, 1994, under which a security interest was and is granted in the aforesaid equipment (the "Security Agreement"), and the Loan Agreement. The Master Draw Note, the Security Agreement, the Loan Agreement and all other instruments executed in connection with the Loan are herein referred to as the "Loan Documents." The equipment and other personal property in which a security interest was and is granted under the Security Agreement are herein referred to as the "Property."

           C. LTI acquired and purchased additional equipment which was paid for by Loan proceeds as of October 20, 1994, as evidenced by a draw note and a first amendment to the Loan Agreement and to the Security Agreement, all dated as of October 20, 1994.

           D. LTI acquired and purchased other additional equipment which was paid for by Loan proceeds as of December 23, 1994, as evidenced by a draw note and a second amendment to the Loan Agreement and to the Security Agreement, all dated as of December 23, 1994.




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



           E. LTI acquired and purchased other additional equipment which was paid for by Loan proceeds as of May 24, 1995, as evidenced by a draw note and a third amendment to the Loan Agreement and to the Security Agreement, all dated as of May 24, 1995.

           F. Bank, Borrower, LTI and LIA have previously and further amended certain other provisions of the Loan, the Master Draw Note, the Loan Agreement and the Security Agreement as evidenced by an amended, restated and replacement promissory note dated as of May 31, 1995, in the original principal amount of Fifteen Million Dollars ($15,000,000.00) which amended, restated and replaced the Master Draw Note (the "Replacement Note"), and as also evidenced by a fourth amendment to the Loan Agreement and to the Security Agreement and related loan modification documents, all dated as of May 31, 1995.

           G. LTI has acquired and purchased additional equipment which was paid for by loan proceeds evidenced by the Replacement Note as of December 22, 1995, as evidenced by a draw note and a fifth amendment to the Loan Agreement and to the Security Agreement, all dated as of December 22, 1995.

           H. Bank, Borrower, LTI, LIA, TPI and FAI have previously and further amended certain other provisions of the Loan, the Replacement Note, the Loan Agreement and the Security Agreement as evidenced by an amended, restated and replacement promissory note dated as of January 30, 1998, in the original principal amount of Fifteen Million Dollars ($15,000,000.00) which amended, restated and replaced the Replacement Note (the "Current Replacement Note"), and as also evidenced by a sixth amendment to the Loan Agreement and to the Security Agreement and related loan modification documents, all dated as of January 30, 1998.

           I. LTI has acquired and purchased additional equipment (the "Additional Property"), to be paid for by loan proceeds evidenced by the Current Replacement Note as of this date and the parties hereto desire to further amend and supplement the definition of "Collateral" as set forth in the Security Agreement, as amended previously, to include the Additional Property.

           J. In conjunction with the preceding Recital I, the Borrower and LTI, in connection with the Additional Property, have made and executed a draw note of even date herewith in the original principal amount of One Million Seven Hundred Eighty-Seven Thousand Four Hundred Thirty-Two Dollars ($1,787,432.00) (the "New Draw Note"), the proceeds of which shall be also evidenced by the Current Replacement Note, which as aforesaid amended, restated and replaced the Replacement Note, and shall be used to purchase the Additional Property.

                              TERMS AND CONDITIONS

           NOW, THEREFORE, in consideration of the foregoing and of the agreements set out in this instrument, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.




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



           1. Borrower and LTI have made and delivered the New Draw Note to Bank, and Bank has accepted the same in accordance with the provisions hereof and of the other Loan Documents. The New Draw Note is one of the "Additional Draw Notes" as referred to in the Loan Agreement and in the Security Agreement, as amended.

           2. The Loan Documents are hereby further amended to include the following:

                    (a) The "Collateral" as described and defined in Article One of the Loan Agreement and in Paragraph 1(b) of the Security Agreement is hereby further amended and supplemented by adding thereto the property described in Exhibit A hereto, which exhibit sets forth a description of the Additional Property.

                    (b) Any and all references in the Loan Agreement and in the Security Agreement to the "Draw Notes" is hereby deemed further amended and supplemented to include, as a part thereof, the New Draw Note.

           3. Except as specifically modified hereby, the Current Replacement Note and all other Loan Documents, as previously amended, supplemented, restated and replaced by those aforesaid documents dated as of October 20, 1994, as of December 23, 1994, as of May 24, 1995, as of May 31, 1995, as of December 22, 1995, and as of January 30, 1998, shall remain in full force and effect. This instrument is not intended to, and will not, effect a novation of the indebtedness evidenced by the Current Replacement Note, which as aforesaid amended, restated and replaced the Replacement Note, nor are the liens of the security interests granted under the Security Agreement, as previously amended as aforesaid, intended to be released, altered, or changed in any manner except as specifically stated herein.

           IN WITNESS WHEREOF, this Seventh Amendment to Loan and Security Agreements has been entered into by the parties hereto as of the day and year first above written.

"BANK"                                                "BORROWER"

FIRST TENNESSEE BANK NATIONAL                  LANDAIR SERVICES, INC.
  ASSOCIATION

By: __________________________                 By: ______________________
      Larry Estepp,                                  Scott M. Niswonger,
      Regional President                             President








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



                                               "LTI"

                                               LANDAIR TRANSPORT, INC.


                                               By: _______________________
                                                     Eddie R. Brown,
                                                     President



                                               "LIA"

                                               LANDAIR INTERNATIONAL
                                               AIRLINES, INC.


                                               By: _______________________
                                                     Bruce A. Campbell,
                                                     President

                                               "TPI"

                                               TRANSPORTATION PROPERTIES, INC.


                                               By: _______________________
                                                     Bruce A. Campbell,
                                                     President

                                               "FAI"

                                               FORWARD AIR, INC.


                                               By: _______________________
                                                     Bruce A. Campbell,
                                                     President


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



                                    EXHIBIT A


          RELATING TO SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

One Hundred (100), new 1998, 53-foot Hyundai Van Trailers, identified with the following serial numbers:

3H3V532C2WTO1100198601                                   3H3V532C_WTO1403998889
3H3V532C4WT01100298602                                   3H3V532C_WTO1404098890
3H3V532C6WT01100398603                                   3H3V532C_WTO1404198891
3H3V532C8WT01100498604                                   3H3V532C_WTO1404298892
3H3V532CXWT01100598605                                   3H3V532C_WTO1404398893
3H3V532C1WT01100698606                                   3H3V532C_WTO1404498894
3H3V532C3WT01100798607                                   3H3V532C_WTO1404598895
3H3V532C5WT01100898608                                   3H3V532C_WTO1404698896
3H3V532C7WT01100998609                                   3H3V532C_WTO1404798897
3H3V532C3WT01101098610                                   3H3V532C_WTO1404898898
3H3V532C5WT01101198611                                   3H3V532C_WTO1404998899
3H3V532C7WT01101298612                                   3H3V532C8WTO1405098900
3H3V532C6WT01400198851                                   3H3V532C8WTO1000198801
3H3V532C_WT01400298852                                   3H3V532CXWTO1000298802
3H3V532C_WT01400398853                                   3H3V532C1WTO1000398803
3H3V532C_WT01400498854                                   3H3V532C3WTO1000498804
3H3V532C_WT01400598855                                   3H3V532C5WTO1000598805
3H3V532C_WT01400698856                                   3H3V532C7WTO1000698806
3H3V532C_WT01400798857                                   3H3V532C9WTO1000798807
3H3V532C_WT01400898858                                   3H3V532C0WTO1000898808
3H3V532C_WT01400998859                                   3H3V532C2WTO1000998809
3H3V532C_WT01401098860                                   3H3V532C9WTO1001098810
3H3V532C_WT01401198861                                   3H3V532C0WTO1001198811
3H3V532C_WT01401298862                                   3H3V532C2WTO1001298812
3H3V532C_WT01401398863                                   3H3V532C4WTO1001398813
3H3V532C_WT01401498864                                   3H3V532C6WTO1001498814
3H3V532C_WT01401598865                                   3H3V532C8WTO1001598815
3H3V532C_WT01401698866                                   3H3V532CXWTO1001698816
3H3V532C_WT01401798867                                   3H3V532C1WTO1001798817
3H3V532C_WT01401898868                                   3H3V532C3WTO1001898818
3H3V532C_WT01401998869                                   3H3V532C5WTO1001998819
3H3V532C_WT01402098870                                   3H3V532C1WTO1002098820
3H3V532C_WT01402198871                                   3H3V532C3WTO1002198821
3H3V532C_WT01402298872                                   3H3V532C5WTO1002298822
3H3V532C_WT01402398873                                   3H3V532C7WTO1002398823
3H3V532C_WT01402498874                                   3H3V532C9WTO1002498824



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



3H3V532C_WT01402598875                                   3H3V532C0WTO1002598825
3H3V532C_WT01402698876                                   3H3V532C2WTO1002698826
3H3V532C_WT01402798877                                   3H3V532C4WTO1002798827
3H3V532C_WT01402898878                                   3H3V532C6WTO1002898828
3H3V532C_WT01402998879                                   3H3V532C8WTO1002998829
3H3V532C_WT01403098880                                   3H3V532C4WTO1003098830
3H3V532C_WT01403198881                                   3H3V532C6WTO1003198831
3H3V532C_WT01403298882                                   3H3V532C8WT01003298832
3H3V532C_WT01403398883                                   3H3V532CXWT01003398833
3H3V532C_WT01403498884                                   3H3V532C1WT01003498834
3H3V532C_WT01403598885                                   3H3V532C3WT01003598835
3H3V532C_WT01403698886                                   3H3V532C5WT01003698836
3H3V532C_WT01403798887                                   3H3V532C7WT01003798837
3H3V532C_WT01403898888                                   3H3V532C9WT01003898838



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